UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23778

          ARK Venture Fund

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC
200 Central Avenue, Suite 220

            St. Petersburg, FL 33701

(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive

             Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (727) 810-8160

Date of fiscal year end: July 31

Date of reporting period: July 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

(a)     The Report to Shareholders is attached herewith.

ARK INVEST

ARK VENTURE FUND
ANNUAL REPORT

JULY 31, 2025

INVESTING AT THE PACE OF **INNOVATION**

ARK Venture Fund (ARKVX)

Shareholder Letter (Unaudited)

Dear Shareholder:

ARK Investment Management LLC (“ARK” or the “Adviser”), the investment adviser to the ARK Venture Fund (the “Fund”), specializes in thematic investing in disruptive innovation. The Fund is an actively managed, closed-end interval fund that invests in public and private companies focused on technologically enabled innovation. Importantly, we aim to democratize venture capital, enabling any investor with a minimum of $500 — and absent the need to navigate burdensome qualification or accreditation thresholds — to invest in private and public companies that we believe are going to change the way the world works. In addition, the Fund expects to offer liquidity equal to 5% of NAV (net asset value) through share repurchase offers on a quarterly basis.

The Fund invests in companies that we believe are leading and benefiting from five innovation platforms: artificial intelligence (AI), energy storage, robotics, multiomic sequencing, and blockchain technology. According to ARK’s research, these five innovation platforms are converging to create unprecedented growth trajectories. AI is the most important catalyst, its velocity cascading through all other technologies.

As of fiscal year-end, the Fund’s assets under management increased from approximately $65 million to over $207 million, an increase of 3.3x since the prior fiscal year-end. At the same time, we maintained a predominantly private-markets posture: our private company exposure remained ~80% of net assets, supported by the addition of 13 new private holdings and increased exposure to 13 existing private positions. For reference, as of our most recent fiscal year-end, the Fund’s private/public allocation was 82% private and 18% public. The private names include some of the most disruptive companies, such as SpaceX, X.AI, Neuralink, Lambda Labs, and OpenAI, among others.

Private-market activity remains well below the 2021 peak; nevertheless, valuations, particularly at earlier stages, have remained elevated relative to longer-term history. CB Insights data show record seed-stage medians in 2024, even as later-stage pricing remained under pressure.1 PitchBook notes that down rounds persisted but were less prevalent than in 2023.2 Together, these indicators point to a market that is selective but still willing to pay up for top-quality private companies.

Momentum improved early this year. Multiple independent trackers recorded a resurgent first quarter, primarily driven by AI mega-rounds: Crunchbase estimates that global startup funding reached $113 billion in Q1 2025, up 17% quarter-over-quarter and the strongest quarter since Q2 2022, with AI accounting for more than half of the dollars raised.3 We interpret this data as evidence that capital is normalizing toward durable opportunities, returning to indiscriminate peak-cycle behavior.

AI remains the defining cross-current in innovation. One of the Fund’s portfolio companies, Anthropic, has seen its private-market valuation rise sharply over the past year, with an increase from ~$18 billion in 2024 to ~$183 billion in 2025.4 Our research suggests that the convergence of AI with other innovation platforms will continue to catalyze opportunities across sectors and stages.

We continue to believe the traditional venture capital model leaves many investors and founders underserved. In our view, a public-private crossover fund with periodic liquidity is the superior structure for broadening participation in innovation. The Fund is an interval fund that conducts quarterly repurchase offers (up to 5% of outstanding shares) at NAV, giving investors scheduled liquidity while enabling the Fund to underwrite long-duration innovations.

More capital is still needed in private markets:

•        Companies are remaining private longer.5 Structural and regulatory burdens, combined with an evolving exit landscape, have extended private life cycles relative to prior decades, contributing to fewer and later IPOs. More value accrues pre-IPO. The median age at IPO reached 14 years in 2024, the highest since 2009, compared to a 9-year median over 1980 – 2024,6 underscoring that companies are remaining private longer before listing.

•        After a significant reset, global venture funding reached $285 billion in 20237; it then increased to $314 billion in 2024 (+3% year-over-year), still well below the $643 billion peak in 2021. In Q1 2025, funding reached $113 billion, the strongest quarter since Q2 2022, heavily influenced by OpenAI’s $40 billion round; Q2 2025 followed at $91 billion,8 indicating that activity is normalizing but still focused on AI mega-rounds.

1             CB Insights Research. 2025. “State of Venture Q3’24 Report.”

2             PitchBook. 2025. “Inside the highs and lows of US VC valuations.”

3             Teare, G. 2025. “Q1 Global Startup Funding Posts Strongest Quarter Since Q2 2022 With A Third Going To Massive OpenAI Deal.” Crunchbase News.

4             Bellan, R. 2025. “Anthropic Raises $13B Series F at $183B Valuation.” TechCrunch.

5             MEKETA. 2024. “The-Decreasing-Number-of-Public-Companies.”

6             Ritter, J.R. 2025. “Initial Public Offerings: Median Age of IPOs Through 2024.” Warrington College of Business.

7             Teare, G. 2024. “Global Startup Funding In 2023 Clocks In At Lowest Level In 5 Years.” Crunchbase News.

8             Teare, G. 2025. “Q2 Global Venture Funding Climbs In A Blockbuster Quarter For AI And As Capital Concentrates In Larger Companies.” Crunchbase News.

Shareholder Letter (concluded) (Unaudited)

The Fund’s investment mandate is similar to that of ARK’s flagship exchange-traded fund (“ETF”) — the ARK Innovation ETF — in that it seeks to invest in the five innovation platforms mentioned above. The Fund expands that powerful opportunity set to the private markets. Like our public equity strategies, our top-down and bottom-up research methodology is the lens through which we screen and select investments. We continue to believe that our differentiated value proposition and our network of co-investors, public companies, founders, and academics offer access to the most promising private technology companies.

In the following pages, you will find information relating to your Fund investment. If you have any questions, I encourage you to contact either your financial intermediary or ARK directly. You can find additional information, including the details of our portfolio holdings, on the Fund’s website, located at: www.ark-funds.com/funds/arkvx.com

We appreciate the opportunity to help you meet your investment goals. Thank you for enabling us to invest for you at the pace of innovation!

Sincerely,

Catherine D. Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Management’s Discussion of Fund Performance (Unaudited)

ARK Venture Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek long-term capital growth. There can be no assurance that the Fund will achieve its investment objective. The Fund pursues this objective by investing its assets primarily in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation.

Broad-based global equity indexes1 appreciated during the period after rebounding from the sharp selloff triggered by threats of sweeping tariffs. In our view, the innovation space is not only recovering but also being revalued. The headwinds that once pressured disruptive technologies are shifting into structural tailwinds, supported by broadening market participation, favorable policy shifts around crypto, AI, and healthcare, and potential fiscal catalysts like tax cuts. Simultaneously, valuation premiums have normalized, with innovation assets now trading closer to market parity than historical norms. Should inflation continue to surprise on the low side of expectations, interest rates should follow, creating a constructive macroeconomic backdrop that will sustain momentum. The pro-growth policies of the Trump administration, as well as breakthroughs in AI, robotics, energy storage, blockchain, and multiomics, could drive a new cycle of productivity and long-term economic growth, particularly among underappreciated names not yet reflected in benchmark-heavy market leadership.

During the fiscal year ended July 31, 2025, the Fund outperformed the S&P 500 Index and the MSCI World Index.

Among the Fund’s private holdings, the top positive contributors to performance were Space Exploration Technologies Corp. (SpaceX) and OpenAI Global LLC (OpenAI).

SpaceX has solidified its position as the world’s leading private space company, scaling both its launch business and Starlink satellite network at an unprecedented pace. In 2024, the company completed 134 successful Falcon launches, representing the majority of global payload delivery to orbit, while Starlink nearly doubled its subscriber base to over 4 million users in more than 110 countries. Riding that momentum, SpaceX’s valuation climbed from $350 billion in late 2024 to approximately $400 billion in 2025, cementing its status as one of the world’s most valuable private companies. SpaceX also advanced next-generation platforms, with Starship making key test flights toward commercial operations and long-duration space transport. Supporting that expansion, SpaceX executed a one billion dollar employee tender, drawing strong investor demand. These milestones highlight SpaceX’s exceptional execution in launch services, communications infrastructure, and long-term space exploration, driving both operational scale and financial performance.

OpenAI also has powered ahead on multiple fronts. The company rolled out a suite of advanced models — GPT-4.5 (Orion) in February 2025, GPT-4.1 plus mini and nano variants in April, and its flagship GPT-5 in August — each pushing the envelope in multimodal reasoning, safety, and performance. Its revenue trajectory has been equally striking, with annualized run rate hitting $10 billion by mid-2025, up from $5.5 billion at the end of 2024, and projections exceeding $12 – 13 billion for the year. In March, OpenAI had one of the largest-ever private fundraises, securing $40 billion at a $300 billion valuation, and is now exploring a secondary share sale that could raise its valuation toward $500 billion. The company’s product innovation persisted, with new agents like Operator, a browsing task agent, and Deep Research, a web-based report generator powered by o3, that enhance ChatGPT’s utility for professionals.

Among the Fund’s private holdings, the largest detractors from performance were SuperSocial, Inc. (SuperSocial) and Epic Games, Inc. (Epic Games).

SuperSocial was acquired by Super League Enterprise on May 1, 2025, after years of pioneering branded Roblox experiences. Facing evolving brand spending patterns and intense competition within the Roblox creative services ecosystem, SuperSocial became part of a broader wave of consolidation, joining forces with Super League as it phases out its own brand. At the same time, its portfolio, talent, and live campaigns are folded into the acquirer’s broader branded-gaming strategy.

Epic Games’ private shares have seen muted or slightly negative movement recently, mainly because of limited liquidity and balanced supply-demand dynamics; buy and sell interest are in equilibrium, dampening momentum. Trading platforms like Notice indicate that while there was solid activity in early 2024, buyer interest has declined more recently. Additionally, the absence of new primary funding rounds or fresh valuation catalysts, combined with Epic Game’s continued private status and no clear IPO timeline, has caused investor sentiment to remain cautious. As a result, secondary market pricing remains range-bound and is not appreciating.

Among the Fund’s public holdings, the top positive contributors to performance were Robinhood Markets, Inc. (Robinhood) and Palantir Technologies, Inc. (Palantir).

Robinhood reported strong first-quarter earnings, including revenue growth of 50% year-over-year that beat Wall Street expectations. Robinhood also demonstrated exceptional product velocity, unveiling several new features and hosting a dedicated event focused on its crypto strategy. As part of its crypto push, Robinhood launched a promotion matching 2% of any crypto deposits made to the platform. At its highly

1             Broad-based global equity indexes are defined as the S&P 500 Index and the MSCI World Index.

Management’s Discussion of Fund Performance (continued) (Unaudited)

anticipated crypto event, the company announced the introduction of tokenized stocks and ETFs for European Union (EU) customers, the launch of 24/5 commission-free trading of tokenized US securities, and the development of a proprietary Layer 2 blockchain built on Arbitrum to support tokenized assets. Additionally, Robinhood enabled crypto staking for Ethereum and Solana in the US, offering annual percentage yields (APYs) higher than their competitors. The company also introduced advanced Robinhood Legend charts on its mobile app and added crypto rewards to its Robinhood Gold credit card.

Shares of Palantir contributed to fund performance during the period following a strong fourth-quarter earnings report that showcased significant growth in US customers and commercial revenue. The stock surged as the company reported a 64% increase in US commercial revenue year-over-year and provided an optimistic outlook for fiscal year 2025, indicating continued demand for its AI-driven platforms, particularly from government clients. Palantir also launched partnerships with R1, L3Harris, and the U.S. Army, further bolstering its positioning in healthcare and defense.

Among the Fund’s public holdings, the largest detractors from performance were Recursion Pharmaceuticals, Inc. (Recursion) and 10x Genomics, Inc. (10x).

Shares of Recursion detracted from fund performance after the company announced fourth-quarter and full-year 2024 earnings, including a 30% increase in annual research and development (R&D) expense.

Shares of 10X detracted from fund performance after the company released preliminary third-quarter results, including a 1% decline in revenue year-over-year, driven primarily by a 46% drop in instrument sales that management attributed in part to cautious capital spending, especially in North America. In the Americas, revenue fell 11% compared to the previous year, because of unexpected disruptions associated with a sales force realignment and shifts in the company’s commercial strategy. Historically focused primarily on research, 10X is evolving its strategy to focus on larger and less budget-constrained pharma and biotech companies. Important to note, EMEA revenue and APAC revenue increased 18% and 15% year-over-year, respectively, and global consumables and services revenue increased 10% and 48% year-over-year, respectively, suggesting that competition was not the primary factor behind the third-quarter shortfall.

Average Annual Total Returns as of 7/31/25
	1 Year	Since Inception (Annualized)*
ARK Venture Fund – Total Return	29.62%	20.42%
S&P 500 Index	16.33%	19.29%
MSCI World Net Index	15.72%	18.02%

*     The Fund’s inception date is 9/1/22.

Management’s Discussion of Fund Performance (concluded) (Unaudited)

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/25 (At Net Asset Value)

PX Index is the S&P 500 Index

1WO Index is the MSCI World Index

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.ark-ventures.com. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. As stated in the Fund’s current prospectus, as supplemented, the net expense ratio for the Fund is 2.90%. Additional information about fees and expense levels can be found in the Fund’s current prospectus. Returns are based on the dollar value of a single share of the Fund, calculated using the value of the underlying assets of the Fund minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

This graph represents the growth of a hypothetical investment of $10,000. It assumes reinvestment of dividends and capital gains and reflects ongoing fund expenses, but does not reflect sales loads, redemption fees, or the effects of taxes on any capital gains and/or distributions.

Sector Diversification (as a percentage of total investments) July 31, 2025

ARK Venture Fund
(ARKVX)

Technology	28.5%
Industrials	21.2
Communications	11.8
Consumer, Non-cyclical	9.6
Health Care	7.2
Information Technology	5.2
Money Market Fund	4.5
Financials	3.8
Consumer, Cyclical	3.6
Communication Services	3.1
Consumer Discretionary	1.5
	100.0

The ARK Venture Fund’s Private Investments July 31, 2025 (Unaudited)
Anthropic	Anthropic is an AI startup conducting research and building AI products that put safety at the frontier.
Freenome	Freenome combines deep learning and novel biomolecular techniques to detect early-stage cancers from a routine, non-invasive blood draw.
Discord Inc	Discord is a casual communications platform that enables its individual users and groups/organizations to communicate via text, audio, and video.
Replit	Replit is a modern browser-based coding platform with an embedded AI coding assistant.
Databricks	Databricks is a software platform that helps its customers unify their analytics across the business, data science, and data engineering.
Chipper Cash	Chipper Cash is a fintech company offering financial products to consumers and businesses across Africa.
Flexport	Flexport is a tech-enabled platform that helps customers manage their supply chain.
Epic Games	Epic Games is a video game and software company that develops and publishes its own video games and offers its game engine technology to other developers.
Mythical Games	Mythical Games provides a suite of tools to enable video game publishers/developers to launch blockchain-based games.
Axiom Space	Axiom Space operates missions to the International Space Station (ISS) for customers.
Zipline	Drone delivery company Zipline operates in Africa, the US, and Japan, providing instant delivery service.
Humata AI	Humata is an early-stage AI startup that enables users to extract knowledge from files.
Blockdaemon	Blockdaemon is a cryptocurrency infrastructure provider.
Hammerspace	Hammerspace offers a global data environment for distributed teams of developers to access and handle data as if it was locally stored.
Pave.dev	Pave.dev is a credit scoring and attribute platform that lenders and debt facilities can use for underwriting decisions and risk analytics.
Sortium	Sortium AI is a cutting-edge artificial intelligence (AI) platform designed for the gaming and virtual production industries.
Shield AI	Shield AI is developing a proprietary autonomous software called Hivemind which intends to be a user-friendly software that is portable across several aircraft.
Graft	Graft is an artificial intelligence (AI) platform company that allows companies to build AI-enabled tools through a no-code interface.

The ARK Venture Fund’s Private Investments (continued) July 31, 2025 (Unaudited)
SpaceX	Space Exploration Technologies Corp. (SpaceX) designs and manufactures rockets and spacecraft.
Tenstorrent	Tenstorrent, a semiconductor startup, is pioneering the development of high-performance CPU and AI chips.
Atomic Vaults	Atomic Vaults is an early stage, pre-revenue startup that aims to become a white-labeled execution broker and order management system for retail brokerages.
Relation Therapeutics	Relation Therapeutics is a company using AI, ML and innovative in-vitro disease models to develop novel therapeutics to treat osteoporosis and other disorders.
KINO	KINO is an interactive digital cinema application built for mobile and TV.
Figure AI	Figure Robotics is an artificial intelligence robotics company that is building a multi-purpose humanoid form robot.
GameFam	GameFam is one of the leading publishers building games for Roblox, Fortnite and other user generated content (UGC) based platforms.
OpenAI	OpenAI is at the forefront of a Cambrian explosion in artificial intelligence capability creating DALLE and ChatGPT.
Boom Supersonic	Boom Supersonic is a pioneering aerospace company founded with the goal of making supersonic air travel accessible and mainstream.
xAI	On April 13, 2025, xAI completed the acquisition of X Corp, bringing the AI infrastructure and research entity under the same corporate roof as Elon Musk’s social media and digital payments platform.
Firmly	Firmly makes digital ads and impressions more shoppable with significantly higher conversions.
Lucra Sports	Lucra offers a white-label gamification product to consumer-facing companies across in-person entertainment, media, and professional and recreational sports.
Outrider	Outrider AI is a private company pioneering autonomous yard operations for logistics hubs.
Gatik	Gatik AI Inc. offers short-haul business to business logistic services to retail industry via a fleet of self-driving trucks.
Perplexity	Perplexity AI is a conversational search engine that uses large language models (LLMs) to answer queries.
Umoja Biopharma	Umoja is developing a new approach to cancer therapy that retools a patient’s immune system in vivo, enhancing the body’s natural capacity to fight cancer.
Lila Sciences	Lila Sciences is a technology company pioneering the application of artificial intelligence to transform every aspect of the scientific method.
Generate: Biomedicines	Generate:Biomedicines is working on generative biology: a novel approach to drug development that allows the company to program protein-based modalities.

The ARK Venture Fund’s Private Investments (concluded) July 31, 2025 (Unaudited)
Lambda Labs	Lambda Inc. (Lambda Labs) is a specialized GPU cloud infrastructure provider, serving accelerated computing for AI training and inferencing workloads.
Revolut	Revolut is a global neobank and fintech company headquartered in London, UK, offering digital banking and financial services through its mobile app.
Groq	Groq is an AI chip company founded by one of the creators of Google’s TPU line of custom chips, Jonathan Ross.
Radiant Nuclear	Radiant Industries, Inc. is in the process of developing an advanced nuclear microreactor that provides an alternative to fossil fuels.
Kodiak Robotics	Kodiak Robotics is an autonomous company whose mission is to provide an autonomous platform for trucks used across the logistics, industrial, and defense.
Apptronik	Apptronik, Inc. is a robotics company spun out of the University of Texas in 2016, specializing in general-purpose humanoid robots for industrial and logistics.
Ayar Labs	Ayar Labs is a semiconductor company focused on developing advanced optical interconnect technology for AI and high-performance computing in data centers.
Neuralink	Neuralink Corp. is an American neurotechnology company that has developed, as of 2024, implantable brain–computer interfaces.

ARK VENTURE FUND | TOP 10 HOLDINGS (%)

Company	% of Net Assets
SPACEX	11.5%
X.AI HOLDINGS CORP.	6.8%
NEURALINK CORP.	5.8%
LAMBDA LABS	5.3%
OPENAI	5.2%
REPLIT, INC.	3.5%
BLOCKDAEMON, INC.	2.8%
ANTHROPIC, INC.	2.6%
HAMMERSPACE, INC.	2.5%
MYTHICAL, INC.	2.3%
48.3%

Consolidated Schedule of Investments ARK Venture Fund
July 31, 2025
	Shares/ Principal/ Units	Cost	Value
COMMON STOCKS IN PUBLIC COMPANIES – 13.3%
AEROSPACE & DEFENSE – 1.7%
Archer Aviation, Inc., Class A*	344,583	$2,489,579	$3,456,167
AUTOMOBILES – 1.2%
Tesla, Inc.*	7,913	2,427,146	2,439,341
BIOTECHNOLOGY – 3.0%
Absci Corp.*	334,167	1,253,380	945,693
Beam Therapeutics, Inc.*	36,860	941,956	726,510
CRISPR Therapeutics AG (Switzerland)*	51,192	2,229,532	2,880,062
Intellia Therapeutics, Inc.*	50,027	677,818	582,315
Recursion Pharmaceuticals, Inc., Class A*	199,568	1,457,155	1,187,430
		6,559,841	6,322,010
CAPITAL MARKETS – 1.8%
Coinbase Global, Inc., Class A*	3,596	513,293	1,358,425
Robinhood Markets, Inc., Class A*	23,980	432,580	2,471,139
		945,873	3,829,564
ENTERTAINMENT – 1.0%
ROBLOX Corp., Class A*	9,458	428,168	1,303,218
Roku, Inc.*	7,871	477,788	741,133
		905,956	2,044,351
HEALTHCARE PRODUCTS – 0.9%
Natera Inc*	5,803	849,552	775,629
Twist Bioscience Corp.*	30,551	1,177,984	1,025,597
		2,027,536	1,801,226
HOTELS, RESTAURANTS & LEISURE – 0.3%
DraftKings, Inc., Class A*	16,011	494,168	721,135
INTERACTIVE MEDIA & SERVICES – 0.4%
Pinterest, Inc., Class A*	20,994	624,278	810,368
IT SERVICES – 0.6%
Shopify, Inc., Class A (Canada)*	9,862	649,987	1,205,235
LIFE SCIENCES TOOLS & SERVICES – 0.8%
10X Genomics, Inc., Class A*	96,720	1,516,211	1,300,884
Pacific Biosciences of California, Inc.*	197,136	463,767	272,048
		1,979,978	1,572,932
SOFTWARE – 1.6%
Palantir Technologies, Inc., Class A*	8,867	143,041	1,404,089
Tempus AI, Inc., Class A*	32,624	1,391,244	1,846,192
		1,534,285	3,250,281
TOTAL COMMON STOCKS IN PUBLIC COMPANIES		20,638,627	27,452,610
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
COMMON STOCKS IN PRIVATE COMPANIES – 23.2%
AEROSPACE & DEFENSE – 7.7%
Boom Technology, Inc.*(a)(b)	5/02/24	15,010	$999,966	$14,260
Space Exploration Technologies Corp.*(a)(b)(c)	10/31/23	75,356	6,999,962	15,975,370
			7,999,928	15,989,630
DIVERSIFIED FINANCIAL SERVICES – 2.8%
Blockdaemon, Inc.*(a)(b)	6/27/23	830,365	3,010,000	5,878,984
ENTERTAINMENT – 1.7%
Discord Inc.*(a)(b)	11/14/22	13,667	3,241,121	3,553,420
INTERNET – 6.6%
Revolut Group Holdings LTD (United Kingdom)*(a)(b)	2/11/25	2,888	2,511,789	2,652,397
X.AI Holdings Corp.*(a)(b)	10/28/22	301,273	11,000,111	11,014,552
			13,511,900	13,666,949
SOFTWARE – 4.4%
Databricks, Inc.*(a)(b)	9/23/22	27,922	400,000	3,013,080
Epic Games, Inc.*(a)(b)(c)	9/23/22	8,390	3,943,816	3,672,638
OpenAI Global LLC*(a)(b)(c)	7/31/24	5,797	999,983	2,516,710
			5,343,799	9,202,428
TOTAL COMMON STOCKS IN PRIVATE COMPANIES			33,106,748	48,291,411
PREFERRED STOCKS IN PRIVATE COMPANIES – 44.8%
AEROSPACE & DEFENSE – 4.3%
Axiom Space, Inc, Series C*(a)(b)	4/12/23	2,960	500,033	476,531
Boom Technology, Inc., Series A*(a)(b)	11/22/24	439,560	200,000	417,582
Space Exploration Technologies Corp., Series D*(a)(b)	1/31/25	3,783	6,998,550	8,019,960
			7,698,583	8,914,073
AUTO PARTS & EQUIPMENT – 0.6%
Outrider Technologies, Inc., Series D*(a)(b)	7/23/24	322,131	999,998	1,249,868
BIOTECHNOLOGY – 3.6%
Generate Biomedicines, Inc., Series C*(a)(b)	1/22/25	168,776	1,999,995	1,981,430
Relation Therapeutics, Inc., Series Seed-2*(a)(b)	1/26/24	1,841,959	2,999,999	2,983,974
Umoja Biopharma Inc., Series C*(a)(b)	12/20/24	632,140	2,500,000	2,496,953
			7,499,994	7,462,357

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
July 31, 2025
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
COMPUTERS – 2.5%
Hammerspace, Inc., Series A-1*(a)(b)	7/26/23	511,456	$499,999	$1,294,976
Hammerspace, Inc., Series B-2*(a)(b)	4/16/25	1,535,929	3,500,000	3,888,880
			3,999,999	5,183,856
ENTERTAINMENT – 0.5%
Lucra, Inc., Series A1*(a)(b)	7/17/24	226,050	500,000	500,000
Lucra, Inc., Series A1 Prime*(a)(b)	5/28/25	226,050	500,000	500,000
			1,000,000	1,000,000
HEALTHCARE PRODUCTS – 7.2%
Freenome, Inc., Series E*(a)(b)	9/23/22	85,711	999,990	626,547
Freenome, Inc., Series F*(a)(b)	1/26/24	337,899	2,500,000	2,470,042
Neuralink Corp., Series E*(a)(b)	5/30/25	237,624	12,000,012	12,000,012
			15,500,002	15,096,601
INTERNET – 3.3%
Perplexity AI Inc., Series D-1*(a)(b)	11/19/24	6,081	1,999,853	3,827,929
X.AI Holdings Corp., Series B*(a)(b)	5/10/24	83,543	1,000,010	3,054,332
			2,999,863	6,882,261
MACHINERY – CONSTRUCTION & MINING – 1.7%
Radiant Industries, Incorporated, Series C-2*(a)(b)	2/14/25	182,048	3,499,982	3,499,982
MACHINERY – DIVERSIFIED – 3.2%
Apptronik, Inc., Series A-1*(a)(b)	2/28/25	223,561	3,119,987	3,867,543
Figure AI, Inc., Series B*(a)(b)	2/29/24	189,096	2,499,997	2,755,129
			5,619,984	6,622,672
SEMICONDUCTOR – 3.7%
Ayar Labs, Inc., Series D*(a)(b)(c)	4/28/25	40,868	1,030,000	1,000,000
Groq, Inc., Series D*(a)(b)	2/14/25	186,589	2,999,998	2,921,983
Tenstorrent Holdings, Inc., Series D-1*(a)(b)(c)	7/16/24	25,373	2,118,567	2,353,346
Tenstorrent Holdings, Inc., Series D-2*(a)(b)	7/16/24	15,393	1,050,000	1,427,701
			7,198,565	7,703,030
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
SOFTWARE – 12.8%
Anthropic, Inc., Series C-1*(a)(b)	3/31/23	89,078	$1,049,998	$5,255,602
Lambda Inc., Series D*(a)(b)	1/21/25	277,631	5,124,995	5,812,254
Mythical, Inc., Series C-1*(a)(b)	4/11/23	60,415	500,001	134,121
Mythical, Inc., Series D*(a)(b)	7/10/25	1,351,791	3,000,001	3,000,030
Mythical, Inc., Series D-1*(a)(b)	1/31/25	287,848	167,029	639,022
Replit, Inc., Series B-1*(a)(b)	1/23/23	25,385	1,000,000	2,333,867
Replit, Inc., Series C*(a)(b)	7/29/25	54,384	5,000,000	5,000,000
Shield AI Inc., Series F*(a)(b)	10/06/23	22,838	999,985	2,082,597
Shield AI Inc., Series Seed*(a)(b)	1/03/24	22,836	999,988	2,082,415
Sortium, Inc., Series Seed-1*(a)(b)	9/27/23	61,111	250,000	271,944
			18,091,997	26,611,852
TRANSPORTATION – 1.4%
Flexport, Inc., Series A*(a)(b)	9/23/22	49	670	142
Flexport, Inc., Series B-1*(a)(b)	9/23/22	4,940	67,524	14,326
Flexport, Inc., Series C*(a)(b)	9/23/22	24,640	336,798	71,456
Zipline International, Inc., Series F*(a)(b)	5/30/23	24,877	999,983	1,167,975
Zipline International, Inc., Series G*(a)(b)	7/08/24	35,761	1,500,042	1,678,979
			2,905,017	2,932,878
TOTAL PREFERRED STOCKS IN PRIVATE COMPANIES			77,013,984	93,159,430
SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES – 8.9%
AEROSPACE & DEFENSE – 0.7%
Boom Technology, Inc.*(a)(b)	4/16/25	1,500,000	1,500,000	1,500,000
AUTO PARTS & EQUIPMENT – 2.5%
Gatik AI, Inc.*(a)(b)	8/21/24	1,000,000	1,000,000	1,088,600
Kodiak Robotics, Inc.*(a)(b)	2/26/25	2,000,000	2,000,000	4,000,000
			3,000,000	5,088,600

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
July 31, 2025
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
BIOTECHNOLOGY – 1.2%
Lila Sciences Inc.*(a)(b)	1/13/25	2,500,000	$2,500,000	$2,493,750
BROADCAST SERVICES – 0.3%
Kino Tech, Inc.*(a)(b)	2/27/24	500,000	500,000	695,500
COMMERCIAL SERVICES – 0.3%
Critical Ideas, Inc. (Chipper Cash)*(a)(b)	9/23/22	400,000	400,000	596,840
DIVERSIFIED FINANCIAL SERVICES – 0.4%
Atomic Vaults, Inc.*(a)(b)	1/26/24	600,000	600,000	789,900
INTERNET – 0.4%
Firmly, Inc.*(a)(b)	5/22/24	250,000	250,000	818,912
SOFTWARE – 3.1%
Graft, Inc.*(a)(b)	10/30/23	250,000	250,000	275,000
Lambda, Inc.*(a)(b)	6/10/25	5,000,000	5,000,000	5,149,548
Pave Financial, Inc.*(a)(b)	8/16/23	500,000	500,000	772,500
Tilda Technologies, Inc (Humata AI)*(a)(b)	6/27/23	250,000	250,000	276,950
			6,000,000	6,473,998
TOTAL SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES			14,750,000	18,457,500
CONVERTIBLE INTEREST RIGHTS IN PRIVATE COMPANIES – 4.0%
SOFTWARE – 4.0%
OpenAI Global LLC*(a)(b)(g)	9/30/24	2,001,499	2,001,499	3,318,566
OpenAI Global LLC*(a)(b)(h)	4/16/25	5,000,000	5,000,000	4,999,991
			7,001,499	8,318,557
TOTAL CONVERTIBLE INTEREST RIGHTS IN PRIVATE COMPANIES			7,001,499	8,318,557
CONVERTIBLE NOTE IN PRIVATE COMPANIES – 0.7%
COMMERCIAL SERVICES – 0.2%
Critical Ideas, Inc. (Chipper Cash) 10.00%, 02/25/26(a)(b)(d)	8/25/23	500,000	500,000	500,000
ENTERTAINMENT SOFTWARE – 0.5%
Gamefam, Inc. 3.00%, 03/13/26(a)(b)(d)	3/13/24	1,000,000	1,000,000	1,000,000
TOTAL CONVERTIBLE NOTE IN PRIVATE COMPANIES			1,500,000	1,500,000
WARRANT IN PRIVATE COMPANIES – 0.5%
SOFTWARE – 0.5%
Mythical, Inc.(a)(b)(e)	12/28/23	482,781	280,142	1,071,773
TOTAL WARRANTS IN PRIVATE COMPANIES			280,142	1,071,773
	Shares/ Principal/ Units	Cost	Value
MONEY MARKET FUND – 4.5%
Goldman Sachs Financial Square Treasury Obligations Fund, 4.17%(f)	9,442,387	$9,442,387	$9,442,387
TOTAL INVESTMENTS – 99.9%		163,733,387	207,693,668
Other Assets in Excess of Liabilities – 0.1%			236,569
Net Assets – 100.0%			$207,930,237

*     Non-income producing security

(a)   Investment fair valued by ARK Investment Management LLC (the “Adviser”) in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and are subject to the oversight of, the Board of Trustees. For fair value measurement disclosure purposes, investment is classified as Level 3.

(b)  Restricted security; security may not be publicly sold without registration under the Securities Act of 1933, as amended. As of July 31, 2025, total investments in restricted securities were $170,798,671 and are classified as Level 3.

(c)   All or a portion of these securities have been purchased through unaffiliated Special Purpose Vehicles (“SPVs”) in which the Fund has a direct investment of ownership units of the SPVs. The shares, cost basis and fair value stated are determined based on the underlying securities purchased by the SPV and the Fund’s ownership percentage.

(d)  PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

(e)   The Fund entered into a Secured and Convertible Promissory Note and Warrant Purchase Agreement with Mythical, Inc. on December 28, 2023. The warrants are exercisable at the next qualified equity financing at $0.001 per share up to two times the portion of the Fund’s convertible note amount.

(f)   Rate shown represents annualized 7-day yield as of July 31, 2025.

(g)   Convertible interest rights, which, based on certain events and subject to further terms and conditions, may be converted into conversion preferred shares of a new entity in the event of a certain reorganization of OpenAI Global, LLC (“OpenAI”) or under certain circumstances, redeemed by OpenAI for cash equal to the Fund’s then-outstanding purchase price of the convertible interest rights plus a premium equal to 9% per annum.

(h)  Convertible interest rights, which, based on certain events and subject to further terms and conditions, may be converted into conversion preferred shares of a new entity in the event of a certain reorganization of OpenAI with a 1x liquidation preference.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
July 31, 2025

Fair Value Measurements

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to determine fair value of the Fund’s investments as of July 31, 2025:

Investment in Securities	Level 1	Level 2	Level 3	Total
Preferred Stocks in Private Companies‡	$ —	$ —	$ 93,159,430	$ 93,159,430
Common Stocks in Private Companies‡	—	—	48,291,411	48,291,411
Common Stocks in Public Companies‡	27,452,610	—	—	27,452,610
Simple Agreement to Purchase Equity in Private Companies‡	—	—	18,457,500	18,457,500
Convertible Interest Rights in Private Companies‡	—	—	8,318,557	8,318,557
Convertible Note in Private Companies‡	—	—	1,500,000	1,500,000
Warrant in Private Companies‡	—	—	1,071,773	1,071,773
Money Market Fund	9,442,387	—	—	9,442,387
Total	$36,894,997	$ —	$170,798,671	$207,693,668

‡      All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented below:

	Common Stocks In Private Companies	Preferred Stocks In Private Companies	Simple Agreement To Purchase Equity In Private Companies	Convertible Note In Private Companies	Convertible Interest Rights in Private Companies	Warrant In Private Companies	Total
Balance at July 31, 2024	$ 20,194,237	$ 25,092,048	$ 5,676,605	$ 1,994,388	$ —	$ 988,362	$ 53,945,640
Purchases	14,839,888	51,114,050	14,000,000	—	7,001,600		86,955,538
Sales	—	—	—	—	—	—	—
Transfer into Level 3	—	—	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—	—	—
Conversion	999,966(1)	2,594,892(1)(2)(3)	(3,500,000)(2)	(375,000)(3)	—	280,142(3)	—
Net Realized Gain (Loss)	—	—	(1,000,000)	—	—	—	(1,000,000)
Net Change in Unrealized Appreciation (Depreciation)	12,257,320	14,358,440	3,280,895	(119,388)	1,316,957	(196,731)	30,897,493
Ending Balance at July 31, 2025	$ 48,291,411	$ 93,159,430	$ 18,457,500	$ 1,500,000	$ 8,318,557	$ 1,071,773	$ 170,798,671
Net Change in Unrealized Appreciation (Depreciation) on Level 3 securities still held as of July 31, 2025	12,257,320	14,358,440	3,280,895	(119,388)	1,316,957	(196,731)	30,897,493

(1)  Amounts include a cost basis of $999,966 in common stock in private companies converted from a cost basis of $999,966 in preferred stock in private companies.

(2)  Amounts include a cost basis of $3,500,000 in preferred stock in private companies converted from a cost basis of $3,500,000 in simple agreement to purchase equity in private companies.

(3)  Amounts include a cost basis of $94,858 in preferred stock and $280,142 in warrant in private companies converted from a cost basis of $375,000 in convertible notes in private companies.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (concluded) ARK Venture Fund
July 31, 2025

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at July 31, 2025.

Asset type	Fair Value at July 31, 2025	Valuation Approach	Significant Unobservable Inputs	Impact to value if Input Increases*	Range	Weighted Average
Preferred Stocks in Private Companies	$ 93,159,430	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A (2.60)% – 25.12%	N/A 7.62%
Common Stocks in Private Companies	48,291,411	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 4.74% – 23.10%	N/A 17.82%
Simple Agreement to Purchase Equity in Private Companies	18,457,500	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A (0.25)% – 54.50%	N/A 19.81%
Convertible Interest Rights in Private Companies	8,318,557	Market Approach	Precedent Transactions	Increase	N/A	N/A
Convertible Note in Private Companies	1,500,000	Market Approach	Precedent Transactions	Increase	N/A	N/A
Warrant in Private Companies	1,071,773	Market Approach	Precedent Transactions	Increase	N/A	N/A

*     Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities ARK Venture Fund
July 31, 2025
ASSETS:
Investments at market value (Note 2)	$207,693,668
Receivables:
Capital shares sold	527,458
Reimbursement from Adviser	442,717
Dividends and interest	169,292
Total Assets	208,833,135
LIABILITIES:
Payables:
Management fees (Note 3)	436,378
Audit and tax fees	250,000
Fund accounting, custody & administration fees	79,684
Transfer agent fees	54,126
Shareholder servicing fee	23,803
Legal fees	16,463
Credit facility fees	7,000
Trustee fees	7,083
Registration fees	1,686
Other expenses	26,675
Total Liabilities	902,898
NET ASSETS	$207,930,237
NET ASSETS CONSIST OF:
Paid-in capital	$168,307,219
Total distributable earnings	39,623,018
NET ASSETS	$207,930,237
Shares outstanding no par value (unlimited shares authorized)	6,185,204
Net asset value, per share	$ 33.62
Investments at cost	$163,733,387

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Operations ARK Venture Fund
For the Year Ended July 31, 2025
INVESTMENT INCOME:
Dividend income	$ 1,442
Interest income	367,384
Total Income	368,826
EXPENSES:
Management fees (Note 3)	3,193,989
Credit facility fees	370,468
Audit and tax fees	250,000
Transfer agent fees	240,679
Legal fees	154,145
Fund accounting, custody & administration fees	232,121
Printing & postage	218,591
Shareholder servicing fee	174,217
Trustee fees	85,000
Registration fees	60,055
Other expenses	117,824
Total Expenses	5,097,089
Expense waivers and reimbursements (Note 3)	(1,728,883)
Net Expenses	3,368,206
Net Investment Loss	(2,999,380)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on investments	(544,484)
Change in unrealized appreciation on investments	35,762,005
Net realized and unrealized gain on investments	35,217,521
Net Increase in Net Assets Resulting From Operations	$32,218,141

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Changes in Net Assets ARK Venture Fund

	Year Ended July 31, 2025	Year Ended July 31, 2024
OPERATIONS:
Net investment loss	$ (2,999,380)	$ (1,003,741)
Net realized loss on investments	(544,484)	(381,794)
Net change in unrealized appreciation on investments	35,762,005	3,050,922
Net increase in net assets resulting from operations	32,218,141	1,665,387
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	(345,035)	(289,005)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	131,502,277	43,652,922
Reinvestment of distributions	240,804	287,909
Cost of shares repurchased	(19,726,974)	(6,194,726)
Net increase in net assets resulting from shareholder transactions	112,016,107	37,746,105
Increase in net assets	143,889,213	39,122,487
NET ASSETS:
Beginning of year	64,041,024	24,918,537
End of year	$207,930,237	$64,041,024
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of year	2,461,289	987,432
Shares sold	4,381,031	1,703,131
Shares reinvested	8,045	10,679
Shares repurchased	(665,161)	(239,953)
Shares outstanding, end of year	6,185,204	2,461,289

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows ARK Venture Fund
For the Year Ended July 31, 2025
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$ 32,218,141
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(108,111,153)
Proceeds from sales of investments	8,718,421
Net payments proceeds from short-term investment securities	(8,038,371)
Net realized loss on investments	544,484
Net change in unrealized appreciation on investments	(35,762,005)
(Increase) decrease in assets:
Receivables for capital shares sold	(490,990)
Reimbursement from Adviser	(141,660)
Receivable for dividends and interest	(55,702)
Increase (decrease) in liabilities:
Management fees	290,270
Investment securities purchased	(1,233,984)
Audit and tax fees	66,000
Fund accounting, custody & administration fees	43,222
Transfer agent fees	13,012
Credit facility fees	3,840
Shareholder servicing fee	15,833
Registration fees	(1,014)
Legal Fees	224
Other accrued expenses	16,376
Net cash used in operating activities	$(111,905,056)

Cash flows provided by financing activities:
Proceeds from shares sold	$ 131,502,277
Cost of shares repurchased	(19,726,974)
Cash distributions paid (net of reinvestments)	(104,231)
Proceeds from credit facility borrowings	3,000,000
Repayments of credit facility borrowings	(3,000,000)
Net cash provided by financing activities	$ 111,671,072
Net decrease in cash	$ (233,984)

Cash:
Beginning of year	$ 233,984
End of year	$ —

Supplemental disclosure of cash flow information:
Reinvestment of distributions	$ 240,804
Interest expense paid during year	$ (31,800)

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights ARK Venture Fund
For a share outstanding throughout the period presented.
	Year Ended July 31, 2025	Year Ended July 31, 2024	Period Ended July 31, 2023(1)
Per Share Data:
Net asset value, beginning of period	$ 26.02	$ 25.24	$ 20.00
Net investment loss(2)	(0.76)	(0.60)	(0.43)
Net realized and unrealized gain on investments	8.46	1.58	5.67
Total gain from investment operations	7.70	0.98	5.24
Distributions to shareholders:
Accumulated Net realized gains	(0.10)	(0.20)	—
Total distributions	(0.10)	(0.20)	—
Net asset value, end of period	$ 33.62	$ 26.02	$ 25.24
Total Return at Net Asset Value(3)	29.62%	3.86%	26.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$207,930	$64,041	$24,919
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	4.39%(4)	5.32%(4)	9.33%(4)(5)
Expenses, net of expense waivers and reimbursements	2.90%(4)	2.90%(4)	2.90%(4)(5)
Net investment loss	(2.58)%(4)	(2.37)%(4)	(2.37)%(4)(5)
Portfolio turnover rate(6)	8%	29%	27%

(1)  For the period September 1, 2022 (commencement of operations) to July 31, 2023.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(4)  The Adviser has agreed to contractually waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, offering costs and extraordinary expenses) exceed 2.90% of the Fund’s average daily net assets. For additional information see Expense Limitation Agreement in Notes to Consolidated Financial Statements.

(5)  Annualized.

(6)  Portfolio turnover rate is not annualized.

See accompanying Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements July 31, 2025

1. Organization

ARK Venture Fund (the “Fund”) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Delaware statutory trust on January 11, 2022 and commenced operations on September 1, 2022. The Fund operates as an “interval fund” and continuously offers its shares of beneficial interest (“Shares”). To provide liquidity, the Fund makes quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value pursuant to Rule 23c-3 of the 1940 Act.

The Fund’s investment objective is to seek long-term growth of capital. The Fund pursues this objective by investing its assets primarily in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. The Fund may invest, without limit, in privately placed or restricted securities, illiquid securities and securities in which no secondary market is readily available, including those of private companies and publicly traded securities.

ARK Investment Management LLC serves as the Fund’s investment adviser (the “Adviser”) under an Investment Advisory Agreement (“Advisory Agreement”).

The Fund’s fiscal and tax reporting year ends July 31.

2. Significant Accounting Policies

These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the consolidated financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from these estimates. The Fund is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative guidance for SEC registrants. The following summarizes the significant accounting policies of the Fund:

Investment Valuation

The values of the Fund’s securities that are traded on a securities market are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available (as is generally the case with private companies) or does not otherwise accurately reflect the market value of such security, the security will be fair valued by the Adviser which was selected by the Board of Trustees of the Fund (“Board of Trustees”) as valuation designee, to provide such fair values in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and subject to the oversight of, the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. For direct investments in portfolio companies, management primarily uses the market approach to estimate the fair value of private companies. The market approach utilizes prices and other relevant information generated by market transactions, adjusted for market movements in like-kind public comparables, as necessary, type of security, size of the position, degree of liquidity, restrictions on the disposition of the security, latest round of financing data, current financial position and operating results, among other factors. Because of the uncertainty and judgement involved in the valuation of those portfolio company securities that do not have a readily available market price, the estimated fair value of such securities may be different from values that would have been used had a readily available market existed for such securities. Fair value pricing involves subjective judgment and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.

Investments in money market fund are valued at their NAV as of the close of each business day.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on an accrual basis. Payment in-kind

Notes to Consolidated Financial Statements (continued) July 31, 2025 interest is included in interest income and is reflected in receivables from dividends and interest in the Statement of Assets and Liabilities up to the payment date. On the payment date, the Fund capitalizes the accrued interest receivable as an additional investment and records it at the fair value of the investment.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net realized capital gains are distributed to shareholders as capital gain distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the Fund’s consolidated statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Wholly-owned Subsidiary

The Fund seeks to gain exposure to private companies through ARK Venture Private Holdings LLC and its subsidiaries, a wholly-owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary is a Delaware limited liability company and the Fund is its sole member. All intercompany transactions and balances have been eliminated in consolidation.

3. Management and Other Agreements

Management

Under the terms of the Advisory Agreement, the Adviser serves as the adviser to the Fund, subject to the general oversight of the Board of Trustees and is responsible for the day-to-day investment management of the Fund. The Fund pays the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 2.75% (“Management Fee”) in return for providing investment management services.

Organizational and Offering Costs

The Adviser incurred the Fund’s organizational and initial offering costs associated with the Fund’s continuous offering of Shares of $885,178. The Adviser may not recoup such expenses pursuant to the an expense reimbursement agreement between the Fund and the Adviser.

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Fund, the custodian of the Fund’s assets and also provides transfer agency, fund accounting and various administrative services to the Fund (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Distribution

The Fund’s Shares are continuously offered and distributed primarily by Foreside Fund Services, LLC (“Distributor”) and its associated persons through investment platforms and financial intermediaries. The Fund pays to the Distributor a shareholder servicing fee, payable monthly in arrears, at an annual rate of 0.15% of the average daily net assets of the Fund. The Distributor may pay the investment platforms or financial intermediaries up to the full amount of the shareholder servicing fee.

Notes to Consolidated Financial Statements (continued) July 31, 2025

Board of Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of four members, three of whom are considered Independent Trustees. The Trustees are elected by shareholders and are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the initial shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

Each Independent Trustee receives an annual retainer fee of $25,000 for services provided as a Trustee of the Fund, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board, Audit and Nominating Committees each also receive an additional annual retainer fee of $5,000, $2,500 and $2,500, respectively, for their service as such.

Line of Credit

On November 15, 2022, the Fund entered into a Credit Facility Agreement (“PNC Facility”) with PNC Bank, National Association. On September 24, 2024, the Fund terminated the PNC Facility, which was set to expire on November 15, 2024. During the year ended July 31, 2025, the Fund did not draw on the PNC Facility and paid $8,844 in commitment fees.

On September 25, 2024, the Fund entered into a credit agreement with Texas Capital Bank the (“Facility”). The maximum amount of the borrowing under the Facility is $15,000,000. The Facility also contains customary covenants that, among other things, limit the Fund’s ability to incur additional debt, incur certain types of liens, make certain distributions, and engage in certain transactions, including mergers and consolidations. The Fund’s ability to borrow under the Facility is also subject to the limitations of the 1940 Act and various other conditions. The purpose of the Facility is primarily to finance temporarily the repurchase of shares of the Fund. The unused balances of the Facility bear commitment fees at an annual interest rate of 0.50%. For the year ended July 31, 2025, the Fund drew $3,000,000 on the Facility for a total of 58 days at an average annual interest rate of 6.81%. The Fund incurred $31,800 in interest expense for utilizing the Facility and paid $64,042 in commitment fees. Additionally, the Fund incurred $265,782 in legal and upfront fees, associated with the Facility, which combined with the PNC Facility are presented as credit facility fees within the Consolidated Statement of Operations.

Expense Limitation Agreement

In March 2023, the Adviser and the Fund entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, organizational expenses, offering costs and extraordinary expenses) exceed 2.90% of the Fund’s average daily net assets (“Expense Limit”). The Expense Limitation Agreement went into effect starting April 1, 2023. On July 3, 2025, the Expense Limitation Agreement between the Fund and the Adviser was amended whereby the agreement shall remain in effect indefinitely until the Board approves its termination. The Adviser may not recoup expenses reimbursed or fees waived pursuant to the Amended and Restated Expense Limitation Agreement.

4. Shares of Beneficial Interest

The Fund offers an unlimited number of Shares on a continuous basis. The minimum initial investment by a shareholder for the Shares is $500, while subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum. Shares are being offered through the Distributor at an offering price equal to the Fund’s then current NAV per Share.

As of July 31, 2025, the Adviser and feeder vehicles advised by the Adviser owned 40,255 and 113,244 Shares of the Fund, respectively.

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities, excluding short-term obligations, for the year ended July 31, 2025 were $108,111,153 and $8,718,421, respectively.

Notes to Consolidated Financial Statements (continued) July 31, 2025

6. Federal Income Tax

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes all of its net investment income and net capital gains to its shareholders. U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. The management of the Fund is required to analyze all open tax years, including the year of inception, as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities.

As of July 31, 2025, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
ARK Venture Fund	$164,954,699	$47,266,847	$(4,527,878)	$42,738,969

The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, passive foreign investment companies, corporate actions and differences in the tax treatment of partnership investments. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values.

At July 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Fund	Undistributed Income	Undistributed Long-term Capital Gains	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation	Total Earnings
ARK Venture Fund	$(2,282,077)	$(833,874)	$—	$42,738,969	$39,623,018

At July 31, 2025, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:

Fund	Total Distributable Earnings	Paid-in Capital
ARK Venture Fund	$750,530	$(750,530)

The tax character of distributions paid during the years indicated was as follows:

Fund	Year Ended July 31, 2025		Year Ended July 31, 2024
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
ARK Venture Fund	$—	$345,035	$289,005	$—

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) and ordinary losses incurred after December 31 (“Late Year Ordinary Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended July 31, 2025, the Fund incurred and elected to defer to August 1, 2025 Post-October Losses and Late Year Ordinary Losses as follows:

Fund	Late Year Ordinary Deferral	Capital Post-October Loss
ARK Venture Fund	$(2,282,077)	$(833,874)

Notes to Consolidated Financial Statements (continued) July 31, 2025

7. Repurchase Offers

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, intends to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline, but it will in any case be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date but it will in any case distribute such payment no later than seven calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

During the year ended July 31, 2025, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Repurchase Offer Notice	September 6, 2024	December 2, 2024	March 7, 2025	June 2, 2025
Repurchase Request Deadline	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Repurchase Pricing Date	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Repurchase Offer Amount	5.00%	5.00%	5.00%	5.00%
% of Shares Repurchased	5.00%	4.51%	3.89%	3.22%
Shares Repurchased	128,863	165,165	185,124	186,009

8. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Investment Risks

The Fund’s prospectus contains additional information regarding the risks associated with an investment in the Fund.

Privately Held Company Risk: The Fund invests primarily in privately-held companies. Investments in privately held companies involve a number of significant risks, including the following: these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral; they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; they typically depend on the management talents and efforts of a small group of persons; there is generally little public information about these companies and these companies and their financial information are not subject to the Securities Exchange Act of 1934 and other regulations that govern public companies, and there may be an inability to uncover all material information about these companies; they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and; they may have difficulty accessing the capital markets to meet future capital needs.

Valuation Risk: Because the Fund may invest a significant portion of its assets in non-publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s net asset value. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Notes to Consolidated Financial Statements (concluded) July 31, 2025

Market Risk: The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, exchange trading suspensions and closures (including exchanges of the Fund’s underlying securities), infectious disease outbreaks or pandemics.

Concentration Risk: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. To the extent that the Fund continues to be concentrated in groups of industries in the technology sector, the Fund will be subject to the risk that economic, political, business or other conditions that have a negative effect on such industry groups will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

10. Other Matters

In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Fund adopted ASU 2023-07 during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund's financial positions or the results of their operations.

The officers of the Fund act as the chief operating decision maker (“CODM”). The Fund represents a single operating segment. The CODM monitors the operating results of the Fund as a whole and is responsible for the Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

11. Subsequent Events

Subsequent events occurring after July 31, 2025 have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of ARK Venture Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of ARK Venture Fund (the “Fund”), including the consolidated schedule of investments, as of July 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended and for the period from September 1, 2022 (commencement of operations) to July 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at July 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period then ended and for the period from September 1, 2022 (commencement of operations) to July 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of one or more ARK Invest investment companies since 2022.

New York, New York

September 26, 2025

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK Venture Fund files with the Securities and Exchange Commission on Form N-PORT the complete schedule of portfolio holdings for the Fund for the first and third quarters of each fiscal year. The ARK Venture Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. Copies of the filings are available without charge, upon request, by calling 888-511-2347. In addition, ARK Venture Fund’s portfolio holdings are available on our website, www.ark-ventures.com. The ARK Venture Fund intends to publish complete portfolio holdings for the Fund as of the end of each month subject to a 1 business-day lag between the date of the information and the date on which the information is disclosed and further subject to certain portfolio holdings being anonymized until such holdings are required to be disclosed in a shareholder report or a N-PORT filing.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK Venture Fund, is available without charge, upon request, by calling 888-511-2347 collect or visiting our website at www.ark-ventures.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK Venture Fund files with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information will be available without charge, upon request, by calling 888-511-2347 collect, visiting our website at www.ark-ventures.com, or visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund designated $345,035 as long-term capital gains distributions during the year ended July 31, 2025. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Risks Involved with Investing in the Fund (Unaudited)

This report should be read in conjunction with the Fund’s prospectus.

The principal risks of investing in the ARK Venture Fund include:

Equity Securities Risk: The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments. The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies (SPACs) or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Disruptive Innovation Risk: Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal impediments attributable to competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Repurchase Program Risk: Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Communications Sector Risk: The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Cybersecurity Risk: As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct

Risks Involved with Investing in the Fund (Unaudited) (continued)

cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Financial Technology Risk: Companies that are developing financial technologies (“FinTech”) that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal impediments attributable to competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A FinTech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, FinTech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Future Expected Genomic Business Risk: The Adviser may invest some of the Fund’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective.

Health Care Sector Risk: The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Information Technology Sector Risk: The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Internet Company Risk: Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital

Risks Involved with Investing in the Fund (Unaudited) (continued)

costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Issuer Risk: Because the Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk: Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Leverage Risk: The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Management Risk: The Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Micro-Capitalization Companies Risk: Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Next Generation Internet Companies Risk: The risks described below apply, in particular, to the Fund’s investment in Next Generation Internet Companies.

Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to, among other factors: seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, or changes in consumer tastes with respect to products. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory

Risks Involved with Investing in the Fund (Unaudited) (concluded)

or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Small- and Medium-Capitalization Companies Risk: Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Tax Risk: To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Unlisted Shares: Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange which exposes the Shares to liquidity risk.

Board Approval of Management Agreement (Unaudited)

Annual Review and Approval of ARK Venture Fund Contract

Under Section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK Venture Fund’s (“Fund”) Board of Trustees (“Trustees” or “Board”), including a majority of Trustees who are not “interested persons” of the Fund (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider whether to approve the continuation of the Investment Advisory Agreement between the Fund and ARK Investment Management, LLC (“ARK”) (the “Management Agreement”) on behalf of the Fund.

In advance of the quarterly Board meeting held via video conference on June 26, 2025 (“Meeting”), the Independent Trustees and their counsel reviewed and discussed with representatives of an independent data provider the report prepared by that provider, that compared, among other things, the Fund’s performance, fees and expenses with those of comparable funds managed by other investment advisers in connection with the Independent Trustees’ consideration of the continuation of the Management Agreement. The Independent Trustees also considered other information, provided to the Board during the year, as part of its evaluation process. Prior to voting on the Management Agreement, the Independent Trustees met in Executive Session with ARK’s senior management and also met in private sessions with their counsel at which time no representatives of management were present.

After the presentation of relevant information by ARK’s senior management and extensive discussions prior to and at the Meeting, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreement on behalf of the Fund. The determination made by all of the Trustees to approve the continuation of the Management Agreement was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreement for the Fund, the following factors were considered by the Trustees, and no one factor was determinative:

(a) The nature, extent and quality of the services provided by ARK to the Fund under the Management Agreement. The Trustees considered the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreement, including: (i) the qualifications of the portfolio managers, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and investment advisory services to the Fund; and (ii) the terms of the Management Agreement. The Trustees considered ARK’s senior management’s discussion of the various duties and responsibilities of ARK under the Management Agreement. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, compliance and legal personnel and ARK’s management of the operations of the Fund.

Based on these and other factors, the Trustees concluded that the nature, extent and quality of the investment advisory services that ARK provides to the Fund by ARK are satisfactory and support the decision of the Trustees to approve the continuation of the Management Agreement with respect to the Fund.

(b) The investment performance of the Fund relative to comparable funds managed by other investment advisers and relevant market indices. The Trustees considered a report prepared by an independent data provider, which compared the performance of the Fund to that of comparable funds as identified by such independent data provider and appropriate, recognized market indices for the one-year period ended March 31, 2025, as applicable. The Trustees also considered ARK’s senior management’s discussion of the relative performance of the Fund for the period ended March 31, 2025 and year to date.

Based upon their review of the investment performance of the Fund and ARK’s senior management’s discussion of the investment performance of the Fund, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of comparable funds and relevant market indices.

(c) A comparison of the management fee of the Fund with those of comparable funds managed by other investment advisers and other funds and accounts managed by ARK with comparable investment strategies. The Trustees considered a report prepared by an independent data provider, which compared the management fees paid by the Fund with those paid by comparable funds as identified by such independent data provider. The Board noted that the management fee paid by the Fund generally was in line with the applicable peer group median. The Board also considered fee information for comparable funds and accounts managed by ARK. The Board noted that the fees paid by certain funds and accounts managed by ARK are the same as the management fee paid by the Fund and that in instances where comparable funds or accounts managed by ARK paid lower fees than the Fund, ARK generally provides these clients with fewer services than it provides to the Fund.

Based on their review of the comparative fee data and the other factors considered, the Trustees concluded that the management fee paid by the Fund was reasonable considering the services received by the Fund.

Board Approval of Management Agreement (Unaudited) (concluded)

(d) A comparison of the net expense ratio of the Fund with those of comparable funds managed by other investment advisers. The Trustees considered a report prepared by an independent data provider, which compared the net expense ratio of the Fund with the net expense ratios of comparable funds as identified by such independent data provider. The Trustees noted that the Fund’s net expense ratio was in line with the applicable peer group median.

Based on the net expense ratio comparisons provided to the Board and other factors considered, the Trustees concluded that the net expense ratio of the Fund was reasonable.

(e) The extent to which economies of scale may be realized as the Fund’s assets increase and whether fee levels would reflect economies of scale. The Trustees considered ARK’s senior management’s discussion of the structure of the current management fees and noted that ARK had contractually agreed to waive fees and/or reimburse certain expenses in order to limit certain of the Fund’s operating expenses.

(f) The cost of the services provided and profits realized by ARK from the relationship with the Fund. The Trustees considered the revenues ARK received from the Fund and the costs ARK incurred in providing services to the Fund and that ARK had contractually agreed to waive fees and/or reimburse certain expenses in order to limit certain of the Fund’s operating expenses. The Trustees noted that for the 2024 calendar year, the Fund had not been profitable to ARK.

Based on the information provided to the Trustees, the Trustees concluded that despite ARK’s lack of profitability from managing the Fund, the quality and scope of services provided by ARK are reasonable and the overall investment performance of the Fund.

(g) Benefits derived or to be derived by ARK and its affiliates from ARK’s relationship with the Fund. The Trustees noted that ARK’s reputation as an asset manager has likely benefitted from the performance of the Fund and had the potential to aid ARK in gathering assets for its non-fund business operations. The Trustees also considered that ARK’s affiliates were likely to benefit from the popularity and positive reception of the Fund.

The Board concluded that the nature and amount of any indirect benefits received by ARK and its affiliates from ARK’s relationship with the Fund are reasonable.

(h) Financial Resources of ARK. The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreement.

Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to continue to perform its obligations under the Management Agreement.

General Conclusion. Based on its consideration of the factors discussed above, and such other information as it deemed appropriate and relevant, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the continuation of the Management Agreement, including the fees payable under that Agreement. Accordingly, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement with respect to the Fund for an additional one-year period.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of ARK Venture Fund (the “Trust” or “Fund”) as of July 31, 2025, including their business addresses, year of birth and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Independent Trustees

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester 1970	Trustee	Since April 27, 2022

Chief Financial Officer, Sterling Consolidated Corp (2011 – 2024); Director and Founder, DirectPay USA LLC (since 2006) (payroll company); Founder, Madison Park Advisors LLC (since 2011) (public company advisory); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).

Director of Sterling Consolidated Corp (2011 – 2024).
Darlene T. DeRemer 1955	Trustee	Since April 27, 2022	Managing Partner, Grail Partners LLC (2005 – 2019).

Trustee, Member of Investment and Endowment Committee of Syracuse University (since 2010); Interested Trustee, American Independence Funds (2015 – 2019); Trustee, Risk X Investment Funds (2016 – 2020); Director, United Capital Financial Planners (2008 – 2019); Director, Hillcrest Asset Management (since 2007); Board Member, Confluence Technologies LLC (2018 – 2021).

Robert G. Zack 1948	Trustee	Since April 27, 2022

Adjunct Professor at the University of Virginia School of Law (since 2014); Counsel, Dechert LLP (2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004 – 2011); General Counsel, OppenheimerFunds, Inc. (2002 – 2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001 – 2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001 – 2011); Vice President and Secretary, Oppenheimer Funds (2002 – 2011).

Trustee of University of Virginia Law School Foundation (2011 – 2022).

(1)  The address for each Trustee and officer is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

(2)  Each Trustee serves until the earlier of resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Interested Trustee

Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood 1955	Trustee, Chief Executive Officer and Chief Investment Officer	Since April 27, 2022

Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).

Executive Director, Wall Street Blockchain Alliance (since 2018); Independent Non-Executive Director, Amun Holdings Ltd (since 2018); Director, NexPoint Advisors: NexPoint Residential Trust Inc., NexPoint Real Estate Finance Inc. and VineBrook Homes Trust Inc. (since 2020); Director, MIMIK Technologies Inc. (since 2021); Board Member, Strange Brewing SA (since 2018).

(1)  The address for each Trustee and officer is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

(2)  Each Trustee serves until the earlier of resignation, death, retirement or removal.

Officer Information

Officer’s Name, Address(1) and Year of Birth	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood 1955	Trustee, Chief Executive Officer and Chief Investment Officer	Since April 27, 2022	Managing Member, Founder and Chief Executive Officer. ARK Investment Management LLC (since 2013).
Kellen Carter 1982	Chief Compliance Officer and Secretary	Since April 27, 2022

Chief Compliance Officer, Associate General Counsel (since April 2016), Interim General Counsel, ARK Investment Management LLC (2016 – 2018), Corporate Counsel, ARK Investment Management LLC (since July 2018); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016).

Robert Kamentsev 1989	Treasurer, Chief Financial Officer	Since December 14, 2023

Treasurer, Chief Financial Officer, ARK Venture Fund (since December 2023); Director of Financial Reporting and Fund Accounting, ARK Investment Management LLC (since May 2022); Senior Manager, KPMG LLP (2012 – 2022).

Thomas G. Staudt 1987	President	Since April 27, 2022

President, ARK Investment Management LLC (since October 2023); Chief Operating Officer, ARK Investment Management LLC (2016 – 2018); Chief Operating Officer, ARK Investment Management LLC (since April 2018); Vice President, ARK Investment Management LLC
(2015 – 2016).

Forest Wolfe 1972	Chief Legal Officer	Since April 27, 2022	General Counsel, ARK Investment Management LLC (since August 2021); General Counsel, Angelo, Gordon & Co., L.P. (2012 – 2021).

(1)  The address for each officer is 200 Central Avenue, Suite 220, St. Petersburg, FL 33701.

(2)  Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 888-511-2347 collect or visiting our website at www.ark-ventures.com.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
200 Central Avenue, Suite 220
St. Petersburg, FL 33701

Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 200 Central Avenue, St. Petersburg, FL 33701 | 888.511.2347 | info@ark-invest.com | ark-ventures.com

(b)    Not applicable.

Item 2.       Code of Ethics.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this item.

(d)    The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

(e)     Not applicable.

(f)     A copy of the Code of Ethics is filed as an Exhibit.

Item 3.       Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Scott R. Chichester is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

Audit Fees

(a)     The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $174,770 for July 31, 2024 and $255,950 for July 31, 2025.

Audit-Related Fees

(b)    The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 for July 31, 2024 and $0 for July 31, 2025.

Tax Fees

(c)     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,420 for July 31, 2024 and $12,730 for July 31, 2025.

The services comprising the fees disclosed under this category are:

1.      Review and sign as paid preparer the federal, excise and state tax returns for each fund

2.      Assist management with identification of PFICs through subscription to our proprietary EYPFIC Analyzer

3.      Assist with reclaiming dividend withholding tax and IRS closing agreements in foreign jurisdictions, as requested

4.      Provide international compliance and planning services in other countries, as requested

5.      Provide assistance with reclaiming dividend withholding tax at source in certain foreign countries

All Other Fees

(d)    The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for July 31, 2024 and $0 for July 31, 2025.

(e)(1)     The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)     The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)     The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)    The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended July 31, 2024 were $597,420 and for July 31, 2025 were $467,730.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

Item 5.       Audit Committee of Listed Registrants.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of three Independent Trustees. Messrs. Chichester and Zack and Ms. DeRemer currently serve as members of the Audit Committee. Mr. Chichester is the Chairman of the Audit Committee.

Item 6.       Investments.

(a)     The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

The Company’s statement regarding the basis for approval of its investment advisory contract is included as part of the report to shareholders filed under Item 1(a) of this form.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Company’s Proxy Voting Policies and Procedures is attached herewith.

APPENDIX B

ARK INVESTMENT MANAGEMENT LLC

Proxy Voting Policy

I.       Introduction

ARK Investment Management LLC (“Adviser”) has adopted this Proxy Voting Policy (“Policy”) pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), Rule 30b1-4 under the Investment Company Act of 1940, as amended, and other fiduciary obligations. The Policy is designed to provide guidance to the Investment Team1 and others in discharging the Adviser’s proxy voting duty and to seek to ensure that proxies are voted in the best interests of the Adviser’s clients.

II.     Statement of Policy

The Adviser recognizes its fiduciary responsibility to vote proxies solely in the client’s best interests. The Adviser has adopted this Policy as a means reasonably designed to ensure that it votes shares owned by clients, which have delegated discretionary proxy voting authority to the Adviser, in the best interest of the clients considering all relevant factors and without regard to the interests

____________

1   The Adviser’s Portfolio Manager, Associate Portfolio Managers, Traders, Directors of Research and Research Analysts, including Research Associates and Analyst Interns, Director of Investment Analysis and Institutional Strategies and Chief Futurist.

of the Adviser or other related parties. For purposes of the Policy, the “best interests of clients” shall mean (unless with respect to a particular client, such client has otherwise specified) the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment (held by various clients or accounts) increase over time. The Adviser will accept directions from a client to vote the client’s proxies in a manner that may result in such client’s proxies being voted differently than the Adviser might vote proxies of other clients over which the Adviser has full discretionary proxy voting authority. The Adviser believes such client directions should be treated as customized proxy voting guidelines and this Policy does not generally apply to customized proxy voting guidelines.

It is the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to those clients that have delegated discretionary proxy voting authority to the Adviser. Specific disclosure requirements as to investment company clients, such as the ARK Venture Fund and series of ARK ETF Trust (“Trusts”), are described in Section V hereof and in the Trust Compliance Manual. Exceptions to this Policy, including without limitation section V.3, may be granted with the prior written approval of the Adviser’s Chief Compliance Officer or designee (“CCO”).

III.   Procedures

Subject to the procedures set forth below, the Adviser maintains responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

1.      Use of Third-Party Proxy Service

In connection with its responsibilities expressed herein, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Proxy Agent”) to provide proxy voting agent services. The Proxy Agent is responsible for ensuring that all proxy ballots received for securities held in client accounts are submitted in a timely manner and also provides recordkeeping and reporting services.

As part of the Adviser’s arrangement with the Proxy Agent it will provide research for each proxy and a recommendation as to how to vote on each issue based on the research of a third- party research provider (Glass, Lewis & Co., LLC) (“Research Provider”) with regard to the individual facts and circumstances of the proxy issue and the Research Provider’s application of its research findings to the Research Provider’s guidelines. The Adviser will utilize the Research Provider’s guidelines to help improve its understanding of the issues surrounding a company’s proxy proposals. Absent a client directive to vote a proposal a certain way or a determination to override the Research Provider’s recommendations, as set forth below, the Adviser will instruct the Proxy Agent to cast votes in accordance with the Research Provider’s recommendations (“Recommendation”). The Adviser will ultimately follow the voting guidelines outlined in Sections 2 and 3 below.

2.      Voting Guidelines

The Adviser has approved proxy voting guidelines applicable to the subject matters of common proxy proposals (the “Approved Guidelines”) based on the Research Provider’s guidelines. As discussed in Section 3 of this Policy, depending on the subject matter of a proposal, the Adviser may vote in accordance with a Recommendation, override a Recommendation, and/or consider a proxy proposal on a case-by-case basis. The Adviser holds the right to override any Recommendation they deem fit, as long as it provides and documents valid reasoning. The decision to override remains the responsibility of each company’s lead analyst, or his/her designee, as well as the Adviser’s Portfolio Manager for its indexed products (collectively referred to as the “Lead”).

Among other things, the Adviser may choose not to vote proxies under the following circumstances:

1.      if the effect on the clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

2.      if the cost of voting the proxy outweighs the possible benefit; or

3.      if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent the Adviser from exercising its voting authority.

If for some other reason proxies are not voted for clients, the Adviser and/or a third-party will conduct an analysis to review whether the lack of voting would have had a material impact on the outcome of the vote. The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, as further discussed below. Administrative matters beyond the Adviser’s control can, at times, prevent the Adviser from voting proxies.

3.      Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter of the ballot item. When determining how to vote proxies, the Adviser will be guided by the Approved Guidelines set forth below. These general policies are intended to promote a consistent approach to proxy voting.

1.      Executive, Director, and Employee Compensation

The Adviser supports efforts by companies to adopt compensation and incentive programs to attract and retain talent. In instances where the Recommendation is against a compensation-based proposal, the Lead will review the proposal and generally override the Recommendation.

2.      Auditors

The Adviser agrees with the Research Provider’s guidelines to support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor. Therefore, the Adviser will vote in line with the Recommendation on auditor-focused proposals.

3.      Election of Directors and Committee Members

The Adviser predominately believes that company management is in the best position to choose which individuals to elect and re-elect to the company’s Board of Directors and Committees. In instances where the Recommendation is against the election or re-election of a director, the Lead will review the proposal and the Research Provider’s reasoning against the election and generally override the Recommendation.

4.      Shareholder Rights and Governance

The Adviser agrees with the Research Provider’s guidelines to support proposals increasing or enhancing shareholder rights such as declassifying the board, eliminating supermajority voting, allowing shareholders to call a special meeting, and adopting majority voting for the election of directors. The Adviser also agrees with voting against proposals to eliminate or reduce shareholder rights. Therefore, the Adviser will generally vote in line with the Recommendation on shareholder rights proposals.

5.      Mergers, Acquisitions and Contested Meetings

The Adviser believes that proposals related to mergers, acquisitions and contested meetings should be examined on a case-by-case basis. The Lead will review the facts of each merger, acquisition and contested meeting ballot item and have the option to override the Recommendation if they deem fit.

6.      Shareholder Proposals: Environment

The Adviser believes that shareholder proposals asking the issuer to adopt a certain practice or take certain actions, to cause a particular practice or to cease certain practices or take certain actions related to a company’s activities or operations should be reviewed on a case-by-case basis. Such proposals include those seeking to cease a certain practice or take certain actions related to a company’s activities or operations, seeking enhanced environmental disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as those advocating compliance with international environmental conventions and adherence to environmental principles. The Lead will review the facts of each environmental-based shareholder proposal and have the option to override the Recommendation if they deem fit in the best interests of the Adviser’s clients.

7.      Shareholder Proposals: Social

The Adviser believes that shareholder proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles, should be reviewed on a case-by-case basis. The Adviser also agrees to review proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general and proposals seeking to increase reporting and review of a company’s political and charitable spending as well as its lobbying practices on a case-by-case basis. The Lead will review the facts of each social-based shareholder proposal and have the option to override the Recommendation if they deem fit in the best interests of the Adviser’s clients.

8.      Other Categories

The Research Provider’s guidelines are not all-encompassing and do not include all subject matters. The items listed below are subject matters not covered by the Research Provider’s guidelines, that the Adviser has drafted Approved Guidelines for:

a.      Employment/Service Agreements of Employees

Generally, the Adviser supports efforts by companies to adopt employment and service agreements for employees to attract and retain talent and will vote with management on such ballot items. In instances where the Recommendation is against a proposal regarding an employment and/or service agreement, the Lead will review the proposal and generally override the Recommendation.

b.      Approval/Ratification of Company Documents

The Adviser generally votes with the recommendation of company management on ballot items relating to the approval and/or ratification of company documents (i.e. financial statements, Articles of Association, bylaws) based on the view that management is typically in a better position to assess these matters. Therefore, in instances where the Recommendation is against a proposal regarding these items, the Lead will review the proposal and generally override the Recommendation.

c.      Approval of Allocation of Income and Dividends

The Adviser generally votes with the recommendation of company management on ballot items relating to the approval of allocation of income and dividends based on the view that management is typically in a better position to assess these matters. Therefore, in instances where the Recommendation is against a proposal regarding these items, the Lead will review the proposal and generally override the Recommendation.

If a ballot item is related to subject matter outside of those described above, the Lead will review the ballot item and Recommendation on a case-by-case basis and with the option to override the Recommendation if they deem fit.

The Adviser will review, and update, if necessary, the Approved Guidelines, periodically and upon major updates to the Research Provider’s Recommendations.

4.      Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the Lead must memorialize the determination by filling out a Proxy Vote Override Form and submit it to the CCO for determination as to whether a potential material conflict of interest exists between the Adviser and the clients on whose behalf the proxy is to be voted (“Material Conflict”). Each Lead has an affirmative duty to disclose any potential Material Conflict known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser also:

1.      manages the issuer’s or proponent’s pension plan; or

2.      manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser is a close relative of, or has a personal or business relationship with:

1.      an executive of the issuer or proponent;

2.      a director of the issuer or proponent;

3.      a person who is a candidate to be a director of the issuer;

4.      a participant in the proxy contest; or

5.      a proponent of a proxy proposal.

Material Conflicts based on business relationships will only be considered to the extent that the Lead has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

If the CCO determines that there is no potential Material Conflict, the Lead may override the Recommendation and the proxy issue can be voted as he/she determines is in the best interest of clients. If the CCO determines that there exists or may exist a Material Conflict, the CCO will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy — i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential or actual Material Conflict, the CCO may consider the following factors:

1.      the percentage of outstanding securities of the issuer held on behalf of clients by the Adviser;

2.      the nature of the relationship of the issuer with the Adviser or its executive officers;

3.      whether there has been any attempt to directly or indirectly influence the lead analyst’s decision;

4.      whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party; and

5.      whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding a potential conflict.

In the event the Research Provider has a conflict and thus, is unable to provide a Recommendation, the Lead will make a voting recommendation and complete a Proxy Vote Override Form as he/she determines is in the best interest of clients. The CCO will review the form and if the CCO determines that there is no potential or actual Material Conflict will instruct the Proxy Agent to vote the proxy issue. If the CCO determines that there exists or may exist a Material Conflict, the CCO will decide based on a consideration of the factors noted above.

5.      Lending

Currently, the Adviser does not participate in securities lending activities. Should the Adviser participate in these activities it will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant Lead shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

IV.    Compliance Monitoring

The CCO will periodically review Proxy Agent reports of overrides to confirm that proper override and conflict checking procedures were followed.

V.      Client Reporting

1.      General

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines upon request from a client.

The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.

2.      Investment Company Clients

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines, and any material amendments thereto, to the board of directors/trustees of any registered investment company client, including each Trust’s Board of Trustees.

The Adviser will report overrides, any exceptions to this Policy granted by the CCO, and the reasons therefore, to each Trust’s Board of Trustees.

With respect to proxies voted on behalf of a registered investment company client, the Adviser will make Form N-PX available via the SEC’s EDGAR database. Form N-PX discloses all proxies voted for such client for the trailing-12-month period ending on June 30. The report will generally contain the following information:

1.      the name of the issuer of the security;

2.      the security’s CUSIP number;

3.      the security’s ISIN number;

4.      the shareholder meeting date;

5.      a brief description of the matter voted on;

6.      the vote category;

7.      an additional description if the vote category is “Other”;

8.      whether the matter was proposed by the issuer or by a security holder;

9.      the number of shares voted;

10.    the number of shares on loan;

11.    how the Registrant voted; and

12.    whether the Registrant voted for or against management.

The Adviser will review that proper disclosure is made in each registered investment company client’s Statement of Additional Information describing the policies and procedures used to determine how to vote proxies relating to such client’s portfolio securities.

3.      Disclosure to Third Parties

Since the manner in which the Adviser votes proxies on behalf of its clients may be considered material non-public information, employees may not disclose the Adviser’s actual vote (until voting results are made public) or the Adviser’s voting intentions to any third party (except electronically to regulatory agencies) including, but not limited to, proxy solicitors, non-clients, and the media. The Adviser may communicate with other investors regarding a specific proposal but will not disclose its vote until such time as the subject issuer has publicly disclosed the voting results.

VI.    Recordkeeping

Either the Adviser or the Proxy Agent, or both, as indicated below, will maintain the following records:

1.      a copy of this Policy (Adviser);

2.      a copy of the Research Provider’s guidelines (Adviser);

3.      a copy of each proxy statement received by the Adviser regarding client securities (Proxy Agent);

4.      a record of each vote cast by the Adviser on behalf of a client (Proxy Agent);

5.      a copy of all documents created by the Adviser that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (Adviser); and

6.      a copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the Adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser)

Such records must be maintained for at least six years.

VII.  Class Action

The Adviser may take action regarding class action suits, with respect to securities owned by its clients, for those clients which have delegated class action authority to the Adviser. In connection with its class action responsibilities, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide class action services. Broadridge is authorized to:

1.      Provide asset recovery services covering global securities class action lawsuits and disgorgements;

2.      File the proof of claim and the required documentation directly with the claims administrator; and

3.      Collect and receive payment from the claims administrator and distribute as directed by the Adviser.

Adopted: August 2014

Amended: February 2, 2015

Amended: February 16, 2016

Amended: June 12, 2017

Amended: January 26, 2018

Amended: January 25, 2019

Amended: May 29, 2020

Amended: July 9, 2021

Amended: April 27, 2022

Amended: December 30, 2022

Amended: October 2, 2023

Amended: June 5, 2024

Amended: July 1, 2024

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Catherine D. Wood is the Fund’s portfolio manager and is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.

Name	Position(s) Held with Company	Principal Occupations Last 5 Years
Catherine D. Wood	Trustee, Chief Executive Officer and Chief Investment Officer

Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).

(a)(2)     Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of July 31, 2025:

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Catherine D. Wood	Registered investment companies	13	$10,903,365,145	0	$0
	Other pooled investment vehicles	19	$12,131,461,162	2	$48,824,803
	Other accounts	29	$871,942,369	0	$0

Potential Conflicts of Interests

ARK Investment Management LLC (“ARK” or “Adviser”) has a fiduciary duty to act in the best of interest of its clients, to treat all clients equitably, and to disclose all material facts, including potential conflicts of interest. Potential conflicts of interest may arise from time to time between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other (“side-by-side management”). Since the Adviser manages accounts other than the Fund, its duty of loyalty to one client may at times conflict with its duty of loyalty to another client, particularly with respect to allocating trades. Other accounts managed by the Adviser’s portfolio manager might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Based on this relationship, the potential conflicts of interest that may arise from the Adviser’s side-by-side management of the Fund and other accounts include: limitation of trading based on the Adviser’s knowledge of Fund and/or other account trading; inability to take advantage of certain investment opportunities; possibility of contrary positions amongst the Fund and other accounts; issues related to aggregation and allocation of trades; and potential exposure to soft dollars.

(a)(3)     Compensation Structure of Portfolio Manager(s) or Management Team Members

Catherine D. Wood, Chief Investment Officer and principal owner of the Adviser, does not receive a salary, but as the significant equity holder of ARK, may receive earnings from ARK. Ms. Wood may also receive a discretionary bonus based on the quality of the advisory services and the overall financial performance of ARK. As Chief Investment Officer and principal owner of the Adviser and portfolio manager of the Fund, Catherine D. Wood may benefit economically from any profits generated by the Adviser.

(a)(4)     Disclosure of Securities Ownership

The following indicates the dollar range of beneficial ownership of shares by the Portfolio Manager or Management Team Member as of July 31, 2025:

Name	Dollar Range of Fund Shares Beneficially Owned
Catherine D. Wood	Over $1,000,000

(b)    Not applicable.

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)     Not applicable.

Item 15.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.     Controls and Procedures.

(a)     As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19.     Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.
(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ARK Venture Fund
By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	October 8, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	October 8, 2025
By (Signature and Title)*	/s/ Robert Kamentsev
Robert Kamentsev
Treasurer and Chief Financial Officer
(principal financial officer)
Date	October 8, 2025

__________

*       Print the name and title of each signing officer under his or her signature.